Exhibit 99.1

FTS INTERNATIONAL, INC. ANNOUNCES TRANSFER OF LISTING TO NYSE AMERICAN

May 19, 2020

FORT WORTH, Texas—(BUSINESS WIRE)—FTS International, Inc. (NYSE: FTSI) (the “Company”) announced today that its common stock has been approved for listing on NYSE American, and the listing will be transferred from the New York Stock Exchange (the “NYSE”).

The Company anticipates that its common stock will begin trading on NYSE American at the commencement of trading on May 22, 2020 and will continue to trade on the NYSE until that time. The Company will retain its current ticker symbol “FTSI.”

The NYSE American is an enhanced market for small to mid-cap companies that more closely reflects the Company’s current capital structure. Michael Doss, Chief Executive Officer, noted, “Given current market conditions and our current capital structure, we believe that the NYSE American trading platform is a better fit for us. We look forward to transitioning to the NYSE American and maintaining our long-term relationship with the NYSE.”

About FTS International, Inc.

Headquartered in Fort Worth, Texas, FTS International is an independent hydraulic fracturing service company and one of the only vertically integrated service providers of its kind in North America. To learn more, visit www.FTSI.com.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements related to the Company’s intentions to transfer its Common Stock to the NYSE American, the date it expects to begin trading on NYSE American, the date it expects to cease trading on NYSE, and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “potential,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ultimate geographic spread, duration and severity of the coronavirus (COVID-19) outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact; the projected operations of the Company; results of litigation, arbitration, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for the Company’s services and capital expenditures; global economic conditions; excess availability of pressure pumping equipment; liabilities from operations; weather; decline in, and ability to realize, backlog; potential delay in future equipment specialization and new technologies, including electric fleets; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents and other risks and uncertainties. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the SEC, including the most recently filed Forms 10-Q and 10-K. The Company’s filings may be reviewed on its website at FTSI.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.

Lance Turner

Chief Financial Officer

817-862-2000

Investors@FTSI.com